UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23067

2. Date of Notification: December 2, 2025

3. Exact name of Investment Company as specified in registration statement:

RiverNorth Capital and Income Fund, Inc.

4. Address of principal executive office: (number, street, city, state, zip code)

RiverNorth Capital and Income Fund, Inc.

360 S. Rosemary Avenue, Suite 1420

West Palm Beach, FL 33401

5. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Marcus L. Collins
Marcus L. Collins
Secretary

December 8, 2025

Dear RiverNorth Capital and Income Fund, Inc. Shareholder,

As you may know, RiverNorth Capital and Income Fund, Inc. (the “Fund”) is required to make a repurchase offer to its common shareholders each quarter. While the Fund is required to make the repurchase offer, shareholders are not required to take any action. The purpose of the enclosed letter is to communicate the required quarterly repurchase offer. If you do not wish to sell shares at this time, please disregard this notice.

The purpose of these quarterly repurchase offers is to provide common shareholders with access to their assets and a degree of liquidity. The repurchase offer period will begin on December 8, 2025 and end on January 7, 2026.

If you wish to redeem shares and purchased them through an investment adviser, broker or financial consultant (“intermediaries”), please contact your intermediary for assistance on how to redeem.

All Redemption Requests must be submitted to and received by the Fund by 5:00 p.m., Eastern Time, on January 7, 2026 to be effective. Please allow an appropriate amount of time for your Redemption Request to reach the Fund.

For details of the offer and terms, please refer to the attached Repurchase Offer document.

Sincerely,

RiverNorth Capital and Income Fund, Inc.

/s/ Marcus L. Collins
Marcus L. Collins

Secretary

RIVERNORTH CAPITAL AND INCOME FUND, INC.

REPURCHASE OFFER

1. The Offer. RiverNorth Capital and Income Fund, Inc. (the "Fund") is offering to repurchase, for cash, up to five (5%) of its issued and outstanding shares at a price equal to the net asset value ("NAV") as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide an additional level of liquidity to shareholders. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2. Net Asset Value. The NAV of the Fund on December 1, 2025 was $15.36 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request. The current NAV may be obtained by calling 844.569.4750 and asking for the most recent NAV. The Fund’s common shares are traded on the New York Stock Exchange under the ticker symbol RSF.

3. Repurchase Request Deadline. All Redemption Requests must be received in proper form by 5:00 p.m., Eastern Time, on January 7, 2026. Please allow an appropriate amount of time for your Redemption Request to reach the Fund. Repurchased shares must be delivered to the Fund within two (2) days of the Repurchase Request Deadline.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on January 7, 2026 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Redemption Request.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, if your Shares are held for you by your broker-dealer, or for your retirement plan by your retirement plan trustee or otherwise by a nominee, such person may charge a transaction fee for submitting a repurchase request for you.

6. Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. In the event of a pro rata repurchase, fractional shares will be rounded down to the nearest whole share. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 5:00 p.m., Eastern Time, on January 7, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Directors, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

●	If the repurchase of shares would cause the stock subject to the offer that is either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

●	For any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV;

●	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the investment manager, the transfer agent, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the investment manager, the transfer agent, nor any person or entity is or will be obligated to insure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Directors makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

If you purchased shares of the Fund through an investment adviser, broker or financial consultant, please contact them for additional information about this offer.

Repurchase Request Form

ALL SECTIONS MUST BE FULLY COMPLETED IN ORDER TO PROCESS YOUR REQUEST

1.	Investor Information

ACCOUNT REGISTRATION (NAME OF ACCOUNT)	SSN/TAX I.D. #

2.	Redemption Instructions

1.	Select the amount being requested (select only one):

[ ]	Redeem all shares	[ ]	Redeem _________ shares	[ ]	Redeem $______________
(shares sold to net redemption amount)

2.	Select type of redemption being requested (select only one):

[ ]	Standard redemption
[ ]	Redemption due to death of a stockholder (please call 844.569.4750 for information regarding additional documents required)

3.	Select the quarter in which you are requesting to repurchase shares:

IMPORTANT:	The request must be submitted by the Repurchase Request Deadline during the quarter selected.

[ ]	Q1 2026: 1/7/2026

3.	Delivery Instructions

For Custodial or Clearing Firm Accounts:

[ ]	Custodian or Clearing Firm of Record (Custodian or Clearing Firm signature required)

For Custodial or Clearing Firm Accounts:

[ ]	Mail to Address of Record
[ ]	Existing Distribution Instructions
[ ]	Direct Deposit (Medallion Signature Guarantee required)

[ ]	Checking	[ ]	Savings	FINANCIAL INSTITUTION

ROUTING/TRANSIT #

ACCOUNT #

3.	Delivery Instructions (cont’d)

Shares are redeemed pursuant to the terms of the applicable Repurchase Offer Program in the Prospectus or copy of the program I (we) previously received. Should the Fund have insufficient cash to honor all redemptions presented, I (we) understand that I (we) might not receive the full redemption request, as the redemption requests will be honored in accordance with the terms of the program. Additional documents and/or paperwork may be required. Repurchase requests must be received in good order by the Repurchase Request Deadline considered for that quarter.

Be advised that the default accounting method utilized to calculate the gain/loss for all sales transactions will be First-In-First-Out (FIFO) unless otherwise instructed. FIFO assumes shares are depleted in the order they are purchased. Shares may be used only once to calculate cost basis.

4.	Investor Signatures

INVESTOR NAME (PRINT NAME)	Medallion Signature Guarantee (required if noted in Section 3):

INVESTOR SIGNATURE

DATE

CO-INVESTOR NAME (PRINT NAME)	Medallion Signature Guarantee (required if noted in Section 3):

CO-INVESTOR SIGNATURE

DATE

CUSTODIAN NAME OR CLEARING FIRM (PRINT NAME)	Medallion Signature Guarantee:

CUSTODIAN OR CLEARING FIRM SIGNATURE

DATE

ONCE COMPLETE, DELIVER THIS FORM TO:

Mail to: RiverNorth Capital and Income Fund, Inc. c/o DST Systems, Inc. PO Box 219184 Kansas City, MO 64121-9184	Overnight Express Mail To: RiverNorth Capital and Income Fund, Inc. c/o DST Systems, Inc. 430 West 7th Street, Suite 219184 Kansas City, MO 64105